SUPPLEMENT DATED MARCH 21, 2025

TO THE PACIFIC SELECT FUND PROSPECTUS DATED MAY 1, 2024

FOR CLASS D, CLASS I and CLASS P SHARES

This supplement revises the Pacific Select Fund Prospectus dated May 1, 2024, for Class D, Class I and Class P Shares (the “Prospectus”), as supplemented, and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect unless otherwise noted. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

Managed Bond Portfolio – At a meeting held on March 12, 2025, the Board of Trustees of Pacific Select Fund (the “Trust”) approved a name change for the Fund to Total Return Portfolio effective May 1, 2025. As a result, effective May 1, 2025, all references to “Managed Bond Portfolio” will be replaced with “Total Return Portfolio (formerly named Managed Bond Portfolio).”

Mid-Cap Growth Portfolio – At a meeting held on March 12, 2025, the Board of Trustees of the Trust, including a majority of the Independent Trustees, approved Federated MDTA LLC (“Federated”) to serve as the sub-adviser of the Mid-Cap Growth Portfolio effective May 1, 2025, replacing Delaware Investments Fund Advisers. The Board also approved an increase in the management fee waiver for the Mid-Cap Growth Portfolio effective with the approval of Federated.

In connection with these changes, certain principal investment strategies of the Mid-Cap Growth Portfolio will change as described below. In order to facilitate these changes, a portion of the holdings of the Mid-Cap Growth Portfolio may be sold and new investments purchased in accordance with recommendations by Federated. Pacific Life Fund Advisors LLC, the investment adviser to the Mid-Cap Growth Portfolio, may begin this transitioning prior to May 1, 2025 utilizing the principal investment strategies described below.

Emerging Markets Portfolio – At a meeting held on March 12, 2025, the Board of Trustees of the Trust, including a majority of the Independent Trustees, approved Goldman Sachs Asset Management, L.P. (“GSAM”) to serve as the sub-adviser of the Emerging Markets Portfolio effective May 1, 2025, replacing Invesco Advisers, Inc. (“Invesco”) except with respect to certain holdings which will continue to be serviced by Invesco as described in the Trust’s Statement of Additional Information, as supplemented. The Board also approved a new management fee waiver for the Emerging Markets Portfolio effective with the approval of GSAM.

In connection with these changes, certain principal investment strategies of the Emerging Markets Portfolio will change as described below. In order to facilitate these changes, a portion of the holdings of the Emerging Markets Portfolio may be sold and new investments purchased in accordance with recommendations by GSAM. Pacific Life Fund Advisors LLC, the investment adviser to the Emerging Markets Portfolio, may begin this transitioning prior to May 1, 2025 utilizing the principal investment strategies described below.

As a result of these changes, effective May 1, 2025, all references to and disclosures regarding Delaware Investments Fund Advisers and Invesco Advisers, Inc. will be deleted from the Prospectus.

Disclosure Changes to the Fund Summaries section

Focused Growth Portfolio – In the Management subsection, information regarding Doug Rao is deleted from the “Portfolio Manager and Primary Title with Sub-Adviser” table.

Mid-Cap Growth Portfolio – Effective May 1, 2025, the following changes will be made:

The Annual Fund Operating Expenses subsection will be deleted and replaced with the following:

Annual Fund Operating Expenses[1] (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class P
Management Fee	0.70%	0.70%
Service Fee	0.20%	N/A
Other Expenses	0.03%	0.03%
Total Annual Fund Operating Expenses	0.93%	0.73%
Less Fee Waiver[2]	(0.05%)	(0.05%)
Total Annual Fund Operating Expenses after Fee Waiver	0.88%	0.68%

[1]	Expense information has been restated to reflect current fees.

[2]	The investment adviser has agreed to waive 0.05% of its management fee through April 30, 2026. Thereafter, the fee waiver agreement renews annually unless terminated by the investment adviser upon at least 30 days written notice prior to the end of the contract term.

In the Examples subsection, the table will be deleted and replaced with the following:

Your expenses (in dollars) if you buy, sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class I	$90	$291	$510	$1,138
Class P	$69	$228	$401	$902

The Principal Investment Strategies subsection will be deleted in its entirety and replaced with the following:

Under normal circumstances, this Fund invests at least 80% of its assets in securities of companies with medium market capitalizations. The Fund invests primarily in the common stock of domestic, mid-capitalization (“mid-cap”) companies that the sub-adviser believes offer superior growth prospects.

The sub-adviser generally considers a company to be a mid-cap company if the company has a market capitalization within the range of companies included in the Russell Midcap Growth Index, an index that measures the performance of those companies with higher price-to-book ratios and higher forecasted growth values within the mid-cap segment of the U.S. equity universe. As of December 31, 2024, the market capitalization range for the Russell Midcap Growth Index was approximately $1.7 billion to $168.4 billion. As of December 31, 2024, the weighted average market capitalization of the Fund was approximately $22.1 billion.

The sub-adviser selects most investments from companies included in the Russell Midcap Growth Index.

The sub-adviser implements the Fund’s strategy using a proprietary quantitative model that is designed to construct a portfolio driven by fundamental and technical stock selection variables, including relative value, profit trends, capital structure and price history. The portfolio managers play a role in building, utilizing, testing and modifying the financial algorithms and formulas used in the model.

The sub-adviser then reviews the proposed portfolio trades produced by the model in an effort to ensure that they are based on accurate and current information and, if necessary, makes adjustments to incorporate timely and accurate information prior to executing the trades.

The sub-adviser may sell securities for a variety of reasons, including: (i) identification of deteriorating stock selection factors; (ii) identification of replacement securities with higher perceived value; and (iii) compliance with the Fund’s investment goal, strategies, limitations and other parameters. For the avoidance of doubt, portfolio sell decisions are generally determined by the proprietary quantitative model, but such decisions can be made pursuant to input from the portfolio management team.

In the Principal Risks subsection, Consumer Non-Cyclical Sector Risk will be deleted, and Quantitative Modeling Risk will be added after Active Management Risk. The disclosure for this new risk to be added is as follows:

●	Quantitative Modeling Risk: In managing the Fund, the sub-adviser employs quantitative models as an investment management technique. These models examine multiple economic factors using various proprietary and third-party data. The results generated by quantitative analysis may perform differently than expected and may negatively affect Fund performance for various reasons (for example, human judgment, data imprecision, software or other technology malfunctions, or programming inaccuracies). When models and data prove to be incorrect or incomplete, any decisions made in reliance thereon exposes the Fund to potential losses. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for the Fund. There is no guarantee that the sub-adviser’s use of quantitative models will result in effective investment decisions.

In the Performance subsection, the first sentence of the last paragraph will be deleted and replaced with the following:

Federated MDTA LLC began managing the Fund on May 1, 2025.

In the Management subsection, the “Portfolio Manager and Primary Title with Sub-Adviser” table, and the paragraph immediately preceding this table, will be deleted and replaced with the following:

Sub-Adviser — Federated MDTA LLC. The persons jointly and

primarily responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Daniel J. Mahr, CFA, Portfolio Manager	Since 2025
Damien Zhang, CFA, Portfolio Manager	Since 2025
Frederick L. Konopka, CFA, Portfolio Manager	Since 2025
John Paul Lewicke, Portfolio Manager	Since 2025

Value Advantage Portfolio – In the Management subsection, information regarding Jonathan K.L. Simon is deleted from the “Portfolio Manager and Primary Title with Sub-Adviser” table.

Emerging Markets Portfolio – Effective May 1, 2025, the following changes will be made:

The Annual Fund Operating Expenses subsection will be deleted and replaced with the following:

Annual Fund Operating Expenses[1] (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class P
Management Fee	0.80%	0.80%
Service Fee	0.20%	N/A
Other Expenses	0.07%	0.09%
Total Annual Fund Operating Expenses	1.07%	0.89%
Less Fee Waiver[2]	(0.03%)	(0.03%)
Total Annual Fund Operating Expenses after Fee Waiver	1.04%	0.86%

[1]	Expense information has been restated to reflect current fees.
[2]	The investment adviser has agreed to waive 0.03% of its management fee through April 30, 2026. Thereafter, the fee waiver agreement renews annually unless terminated by the investment adviser upon at least 30 days written notice prior to the end of the contract term.

In the Examples subsection, the second sentence in the first paragraph will be deleted and replaced with the following:

The Examples assume that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year and that the Fund’s annual operating expenses remain as stated in the previous table for the time periods shown except for the fee waiver, which is only reflected for the contractual period.

Also in the Examples subsection, the table will be deleted and replaced with the following:

Your expenses (in dollars) if you buy, sell/redeem or hold all of your shares at the end of each period

	1 year	3 years	5 years	10 years
Class I	$106	$337	$587	$1,303
Class P	$88	$281	$490	$1,093

The Principal Investment Strategies subsection will be deleted in its entirety and replaced with the following:

Under normal circumstances, this Fund invests at least 80% of its assets in securities (including American Depositary Receipts (“ADRs”)) of companies whose principal activities are conducted in countries that are generally regarded as emerging market countries.

Companies whose principal activities are conducted in emerging market countries include issuers deemed to be economically tied to an emerging market country. The term “emerging markets” in the Fund’s name refers to those countries that are included in the MSCI Emerging Markets Index, an index that is designed to measure equity market performance of securities in emerging markets, and countries that are classified as an emerging market by MSCI, the World Bank, the International Finance Corporation or the United Nations and its agencies. Emerging market countries are typically less developed economically than industrialized countries and may offer high growth potential as well as considerable investment risk.

The Fund principally invests in common stock and other equity securities. The Fund may invest in companies of all market capitalization sizes as well as both growth and value stocks. The Fund may invest a relatively high percentage of its assets in securities of issuers in a single country, such as China, a small number of countries, or a particular geographic region. However, under normal market conditions, the Fund generally expects to maintain investments in at least six emerging market countries.

The sub-adviser normally invests the Fund’s assets across different groups of industries/sectors, but may invest a significant percentage of the Fund’s assets in issuers in a single sector at its investment discretion in seeking the investment goal of the Fund. As of December 31, 2024, a significant portion of the Fund is represented by securities of companies in the Technology sector.

The sub-adviser uses both a bottom-up stock selection strategy and a top-down country selection strategy to manage the investments of the Fund.

The sub-adviser uses a quantitative style of management which utilizes proprietary models and market data and research, in combination with a qualitative overlay which incorporates the sub-adviser’s judgment and other non-quantifiable information into the investment process. The sub-adviser’s style of management overall emphasizes fundamentally-based stock and country selection, portfolio construction and implementation. The Fund’s investments are selected by the sub-adviser using fundamental research and a variety of quantitative techniques based on certain investment themes, including Fundamental Mispricings, High Quality Business Models, Sentiment Analysis and Market Themes & Trends, as follows:

●	Fundamental Mispricings seeks to identify high-quality businesses trading at a fair price, which the sub-adviser believes leads to strong performance over the long run.
●	High Quality Business Models seeks to identify companies that are generating high-quality revenues with sustainable business models and aligned management incentives.
●	Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment.
●	Market Themes and Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment.

As part of the sub-adviser’s investment selection process, the sub-adviser utilizes proprietary models that assess a wide range of indicators. No one indicator, risk or consideration is determinative in the investment selection process. The sub-adviser may make investment decisions that deviate from those generated by the sub-adviser’s proprietary models, at the discretion of the sub-adviser. In addition, the sub-adviser may, in its discretion, make changes to its quantitative techniques, or use other quantitative techniques based on the sub-adviser’s proprietary research.

In the Principal Risks subsection, China Risk will be added after Currency Risk; Value Companies Risk will be added after Growth Companies Risk; Technology Sector Risk and Quantitative Modeling Risk will be added (in that order) after Liquidity Risk; and ESG Considerations Risk will be deleted. The disclosures for the new risks to be added are as follows:

●	China Risk: Because the Fund has principal exposure to investments (both directly and indirectly) involving China, the Fund may be impacted by social, economic and political conditions impacting China, including international relations with other nations, public health risks, corruption and military activity, market illiquidity, exchange-rate fluctuations, volatility, and the potential for limited disclosure and regulation involving Chinese securities.

●	Value Companies Risk: Value companies are those that a portfolio manager believes are undervalued and trading for less than their intrinsic values. There is a risk that the determination that a stock is undervalued is not correct or is not recognized in the market.

●	Technology Sector Risk: Companies in the Technology sector face a number of risks, including operating in rapidly changing fields, abrupt or erratic market movements, limited product lines, markets or financial resources, management that is dependent on a limited number of people, short product cycles, aggressive pricing of products and services, new market entrants and rapid obsolescence of products and services due to technological innovations or changing consumer preferences. In addition, many U.S. companies in the Technology sector have diverse operations, with products or services in foreign markets, exposing them to risks associated with foreign markets.

●	Quantitative Modeling Risk: In managing the Fund, the sub-adviser employs quantitative models as an investment management technique. These models examine multiple economic factors using various proprietary and third-party data. The results generated by quantitative analysis may perform differently than expected and may negatively affect Fund performance for various reasons (for example, human judgment, data imprecision, software or other technology malfunctions, or programming inaccuracies). When models and data prove to be incorrect or incomplete, any decisions made in reliance thereon exposes the Fund to potential losses. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for the Fund. There is no guarantee that the sub-adviser’s use of quantitative models will result in effective investment decisions.

In the Performance subsection, the second paragraph will be deleted and replaced with the following:

Goldman Sachs Asset Management, L.P. began managing the Fund on May 1, 2025. Other firms managed the Fund before that date.

In the Management subsection, the “Portfolio Manager and Primary Title with Sub-Adviser” table, and the paragraph immediately preceding this table, will be deleted and replaced with the following:

Sub-Adviser — Goldman Sachs Asset Management, L.P.

The persons jointly and primarily responsible for day-to-day management of the Fund are:

Portfolio Manager and Primary Title with Sub-Adviser	Experience with Fund
Len Ioffe, CFA, Managing Director and Senior Portfolio Manager	Since 2025
Osman Ali, CFA, Managing Director and Senior Portfolio Manager	Since 2025
Takashi Suwabe, Managing Director and Senior Portfolio Manager	Since 2025
Dennis Walsh, Managing Director and Senior Portfolio Manager	Since 2025
Raphael Shen, Vice President and Senior Portfolio Manager	Since 2025

ESG Diversified Portfolio and ESG Diversified Growth Portfolio (the “ESG Portfolios”) – The ESG Portfolios no longer invest in the ESG Underlying Fund managed by Aristotle Investment Services, LLC (sub-advised by Aristotle Pacific Capital, LLC). Accordingly, all references to and disclosures regarding Aristotle Investment Services, LLC, Aristotle Pacific Capital, LLC and the Aristotle Fund with respect to the ESG Portfolios are deleted.

PSF Avantis Balanced Allocation Portfolio – Effective May 1, 2025, in the Principal Investment Strategies subsection, the table in the second paragraph will be deleted and replaced with the following:

BROAD ASSET CLASS ALLOCATIONS

Debt	Equity
25 – 50%	50 – 75%

For all Funds except the ESG Portfolios, PSF Avantis Balanced Allocation Portfolio, the Pacific Dynamix Portfolios and the Portfolio Optimization Portfolios – Effective May 1, 2025, the following will be added as the last paragraph in their Principal Investment Strategies subsection:

The Fund may lend its portfolio holdings to certain financial institutions.

In addition, effective May 1, 2025, in their Principal Risks subsection, Securities Lending Risk will be added after Underlying Fund Risk. The disclosure for this new risk to be added is as follows:

●	Securities Lending Risk: The Fund may engage in securities lending, which involves the risk that the Fund may suffer a loss if the borrower fails to return the loaned securities in a timely manner or at all. The Fund could also lose money due to the decline in the value of the collateral provided or a decline in the value of any investments made with cash collateral.

Pacific Dynamix Portfolios – Effective May 1, 2025, the following will be added before the last paragraph in their Principal Investment Strategies subsection:

A Pacific Dynamix Underlying Fund may lend its portfolio holdings to certain financial institutions.

In addition, effective May 1, 2025, in their Principal Risk from Holdings in Pacific Dynamix Underlying Funds subsection, Securities Lending Risk will be added after Underlying Fund Risk. The disclosure for this new risk to be added is as follows:

●	Securities Lending Risk: A Pacific Dynamix Underlying Fund may engage in securities lending, which involves the risk that a Pacific Dynamix Underlying Fund may suffer a loss if the borrower fails to return the loaned securities in a timely manner or at all. A Pacific Dynamix Underlying Fund could also lose money due to the decline in the value of the collateral provided or a decline in the value of any investments made with cash collateral.

Portfolio Optimization Portfolios – Effective May 1, 2025, the following will be added before the last paragraph in their Principal Investment Strategies subsection:

A Portfolio Optimization Underlying Fund may lend its portfolio holdings to certain financial institutions.

In addition, effective May 1, 2025, in their Principal Risk from Holdings in Portfolio Optimization Underlying Funds subsection, Securities Lending Risk will be added after Underlying Fund Risk. The disclosure for this new risk to be added is as follows:

●	Securities Lending Risk: A Portfolio Optimization Underlying Fund may engage in securities lending, which involves the risk that a Portfolio Optimization Underlying Fund may suffer a loss if the borrower fails to return the loaned securities in a timely manner or at all. A Portfolio Optimization Underlying Fund could also lose money due to the decline in the value of the collateral provided or a decline in the value of any investments made with cash collateral.

Disclosure Changes to the Additional Information About Principal Investment Strategies and Principal Risks section

Mid-Cap Growth Portfolio – Effective May 1, 2025, the following changes will be made:

The Principal Investment Strategies subsection will be deleted in its entirety and replaced with the following:

Under normal circumstances, this Fund invests at least 80% of its assets in securities of companies with medium market capitalizations. The Fund invests primarily in common stock of domestic, mid-capitalization (“mid-cap”) companies that the sub-adviser believes offer superior growth prospects.

The sub-adviser generally considers a company to be a mid-cap company if the company has a market capitalization within the range of companies included in the Russell Midcap Growth Index, an index that measures the performance of those companies with higher price-to-book ratios and higher forecasted growth values within the mid-cap segment of the U.S. equity universe. As of December 31, 2024, the market capitalization range for the Russell Midcap Growth Index was approximately $1.7 billion to $168.4 billion. As of December 31, 2024, the weighted average market capitalization of the Fund was approximately $22.1 billion.

The sub-adviser selects most investments from companies included in the Russell Midcap Growth Index.

The sub-adviser implements the Fund’s strategy using a proprietary quantitative model that is designed to construct a portfolio driven by fundamental and technical stock selection variables, including relative value, profit trends, capital structure and price history. The portfolio managers play a role in building, utilizing, testing and modifying the financial algorithms and formulas used in the model.

The sub-adviser then reviews the proposed portfolio trades produced by the model in an effort to ensure that they are based on accurate and current information and, if necessary, makes adjustments to incorporate timely and accurate information prior to executing the trades. Such determinations of accuracy may be based upon a confirmation that data is up-to-date and reflects any recent news development, with the portfolio managers reviewing original data or second sources of data to confirm accuracy. If a proposed trade is deemed to be based on inaccurate or stale information, the trade decision is deferred until the model incorporates timely and accurate information.

The sub-adviser may sell securities for a variety of reasons including: (i) identification of deteriorating stock selection factors; (ii) identification of replacement securities with higher perceived value; and (iii) compliance with the Fund’s investment goal, strategies, limitations and other parameters. For the avoidance of doubt, portfolio sell decisions are generally determined by the proprietary quantitative model, but such decisions can be made pursuant to input from the portfolio management team.

As part of the analysis in its security selection process, among other factors, the sub-adviser also evaluates whether environmental, social and governance factors could have a positive or negative impact on the risk/return profiles of many issuers in the universe of securities in which the Fund may invest. This analysis does not automatically result in including or excluding specific securities but may be used by the sub-adviser as an additional input to improve portfolio risk/return characteristics.

In the Principal Risks subsection, Quantitative Modeling Risk will be added alphabetically and Consumer Non-Cyclical Sector Risk will be deleted.

Emerging Markets Portfolio – Effective May 1, 2025, the following changes will be made:

The Principal Investment Strategies subsection will be deleted in its entirety and replaced with the following:

Under normal circumstances, this Fund invests at least 80% of its assets in securities (including ADRs) of companies whose principal activities are conducted in countries that are generally regarded as emerging market countries.

Companies whose principal activities are conducted in emerging market countries include issuers deemed to be economically tied to an emerging market country. The term “emerging markets” in the Fund’s name refers to those countries that are included in the MSCI Emerging Markets Index and countries that are classified as an emerging market by the MSCI, the World Bank, the International Finance Corporation or the United Nations and its agencies. For more information on the countries included in the index, see the “Index Definitions” section of this Prospectus. Emerging market countries are typically less developed economically than industrialized countries and may offer high growth potential as well as considerable investment risk. Emerging market countries are often located in Central and South American, African, Asian (ex-Japan) and Central and Eastern European countries.

The Fund principally invests in common stock and other equity securities. The Fund may invest in companies of all market capitalization sizes as well as both growth and value stocks. The Fund may invest a relatively high percentage of its assets in securities of issuers in a single country, such as China, a small number of countries, or a particular geographic region. However, under normal market conditions, the Fund generally expects to maintain investments in at least six emerging market countries.

In determining whether an issuer is economically tied to an emerging market country, the sub-adviser will consider whether: (i) the issuer has a class of securities whose principal securities market is in an emerging market country; (ii) the issuer has its principal office in an emerging market country; (iii) the issuer derives 50% or more of its total revenue or profit from goods produced, sales made or services provided in one or more emerging market countries; (iv) the issuer maintains 50% or more of its assets in one or more emerging market countries; or (v) the issuer is otherwise determined to be economically tied to an emerging market country by the sub-adviser in its discretion. For example, the sub-adviser may use the classifications assigned by third parties, including an issuer’s “country of risk” as determined by a third-party service provider or the classifications assigned to an issuer by the Fund’s benchmark index provider. These classifications are generally based on a number of criteria, including an issuer’s country of domicile, the primary stock exchange on which an issuer’s securities trade, the location from which the majority of an issuer’s revenue is derived, and an issuer’s reporting currency. Although the sub-adviser may rely on these classifications, it is not required to do so.

The Fund’s top five risk exposures by country and their approximate percentage of the Fund’s net assets as of December 31, 2024 (as determined by a third-party that is not affiliated with the Fund or its Investment Adviser) were: China 20.8%, Taiwan 17.9%, India 17.1%, Mexico 7.2% and South Korea 5.9%. In determining country of risk exposure, the third-party considers factors such as reporting currency, sales/revenue, and the location of management of each issuer. The third-party source identifies only one country of risk per issuer. There may be other countries of risk to which an issuer is exposed, but the country identified is expected to be the primary country of risk for that issuer. (An issuer is generally subject to greater country risk based on where its economic ties are rather than where it is formed or incorporated.) The third-party’s criteria for determining country of risk exposure may be different than that used by the sub-adviser to determine the Fund’s investments, but the top five exposure percentages are not expected to be significantly different if they were determined using the sub-adviser’s criteria.

The sub-adviser normally invests the Fund’s assets across different groups of industries/sectors but may invest a significant percentage of the Fund’s assets in issuers in a single sector at its investment discretion in seeking the investment goal of the Fund. As of December 31, 2024, a significant portion of the Fund is represented by securities of companies in the Technology sector.

The portfolio management team uses both a bottom-up stock selection strategy and a top-down country selection strategy—to manage the Fund. The Fund uses a quantitative style of management, in combination with a qualitative overlay, that emphasizes (1) country selection, (2) fundamentally based stock selection, (3) portfolio construction and (4) implementation.

(1)	Country Selection. The sub-adviser forecasts returns of developed markets and emerging markets worldwide using proprietary models.

(2)	Stock Selection. The sub-adviser then attempts to forecast expected returns on stocks on a daily basis using proprietary models. These models are based on certain investment themes including Fundamental Mispricings, High Quality Business Models, Sentiment Analysis and Market Themes & Trends. Within these models, the sub-adviser may utilize artificial intelligence techniques, such as natural language processing and machine learning, to help extract information from various textual or audio datasets.

●	Fundamental Mispricings seeks to identify high-quality businesses trading at a fair price, which the sub-adviser believes leads to strong performance over the long run.
●	High Quality Business Models seeks to identify companies that are generating high-quality revenues with sustainable business models and aligned management incentives.
●	Sentiment Analysis seeks to identify stocks experiencing improvements in their overall market sentiment.
●	Market Themes and Trends seeks to identify companies positively positioned to benefit from themes and trends in the market and macroeconomic environment.

As part of the sub-adviser’s investment selection process, the sub-adviser utilizes proprietary models that assess a wide range of indicators, which may include certain environmental, social and governance (“ESG”) indicators. No one indicator, risk or consideration is determinative in the investment selection process. The sub-adviser in its sole discretion may periodically update the indicators used in the investment decision-making process of the Fund. The indicators applied by the sub-adviser that are deemed to be representative of ESG considerations are assessed in reliance on one or a number of third-party ESG vendors. The sub-adviser, in its sole discretion, retains the right not to use data provided by third-party vendors where it deems the data to be not representative of a company’s current business operations.

(3)	Portfolio Construction. The sub-adviser then seeks to construct the portfolio based on the sub-adviser’s country views where applicable and characteristics identified in the return models. The sub-adviser uses a computer optimizer to evaluate many different security combinations (and consider many possible weightings). The sub-adviser also seeks to address climate transition risk by weighting stocks based, in part, on certain proprietary emissions metrics. The sub-adviser may, in its sole discretion, modify or discontinue the weighting of stocks by proprietary emissions metrics.

(4)	Implementation. The sub-adviser considers transaction costs including expected execution costs at various steps of the investment process. The sub-adviser incorporates expected portfolio turnover when assigning weights to the variables in the return model.

The sub-adviser may, in its discretion, utilize a qualitative overlay with respect to the investment selection process. As a result of the qualitative overlay, the sub-adviser may make investment decisions that deviate from those generated by the sub-adviser’s proprietary models, at the discretion of the sub-adviser, for a number of reasons including, but not limited to, corporate actions (e.g., reorganizations, mergers and buy-outs), industry events and trading liquidity. In addition, the sub-adviser may, in its discretion, make changes to its quantitative techniques, or use other quantitative techniques based on the sub-adviser’s proprietary research.

The Fund’s non-principal investments in derivatives, other investment companies (including ETFs), and other security instruments (as discussed in the Statement of Additional Information) are counted towards the Fund’s 80% investment policy to the extent they have economic characteristics similar to the investments included within that policy.

In the Principal Risks subsection, ESG Considerations Risk will be deleted and the following risks will be added alphabetically: China Risk, Financial Sector Risk, Quantitative Modeling Risk and Value Companies Risk.

ESG Portfolios – In the Principal Investment Strategies section, all references to and disclosures regarding Aristotle Investment Services, LLC, Aristotle Pacific Capital, LLC and the Aristotle Fund with respect to the ESG Portfolios are deleted.

PSF Avantis Balanced Allocation Portfolio – Effective May 1, 2025, in the Principal Investment Strategies subsection, the table in the third paragraph is deleted and replaced with the following:

BROAD ASSET CLASS ALLOCATIONS

Debt	Equity
25 – 50%	50 – 75%

For all Funds except the ESG Portfolios, PSF Avantis Balanced Allocation Portfolio, the Pacific Dynamix Portfolios and the Portfolio Optimization Portfolios – Effective May 1, 2025, the following will be added as the last paragraph in their Principal Investment Strategies subsection:

The Fund may lend its portfolio holdings to certain financial institutions.

In addition, effective May 1, 2025, in their Principal Risks subsection, Securities Lending Risk will be added alphabetically.

Pacific Dynamix Portfolios – Effective May 1, 2025, the following will be added before the last paragraph in the Principal Investment Strategies subsection:

A Pacific Dynamix Underlying Fund may lend its portfolio holdings to certain financial institutions.

In addition, effective May 1, 2025, in the Principal Risks from Holdings in Pacific Dynamix Underlying Funds subsection, Securities Lending Risk will be added alphabetically.

Portfolio Optimization Portfolios – Effective May 1, 2025, the following will be added before the last paragraph in the Principal Investment Strategies subsection:

A Portfolio Optimization Underlying Fund may lend its portfolio holdings to certain financial institutions.

In addition, effective May 1, 2025, in their Principal Risk from Holdings in Portfolio Optimization Underlying Funds subsection, Securities Lending Risk will be added alphabetically.

Effective May 1, 2025, in the Additional Information About Principal Risks subsection, Quantitative Modeling Risk will be added alphabetically:

●	Quantitative Modeling Risk: In managing a Fund, a sub-adviser may employ quantitative models as an investment management technique. These models examine multiple economic factors using various proprietary and third-party data. The results generated by quantitative analysis may perform differently than expected and may negatively affect Fund performance for various reasons (for example, human judgment, data imprecision, software or other technology malfunctions, or programming inaccuracies). Because predictive models are usually constructed based partially on data supplied by third parties, the success of relying on such models may depend heavily on the accuracy and reliability of the supplied data. When models and data prove to be incorrect or incomplete, any decisions made in reliance thereon exposes the Fund to potential losses. For example, by relying on models and data, a sub-adviser may be induced to buy certain investments at prices that are too high, to sell certain other investments at prices that are too low, or to miss favorable opportunities altogether. Models may also use artificial intelligence techniques, such as natural language processing and machine learning, which could be less transparent or interpretable and could produce unexpected results, which can result in losses.

Quantitative models used by a sub-adviser may not be successful in forecasting movements in industries, sectors or companies or in determining the weighting of investment positions that will enable a Fund to achieve its investment goal. If models incorrectly forecast future behavior, a Fund could incur losses. In addition, in unforeseen or certain low-probability scenarios (often involving a market disruption of some kind), such models may produce unexpected results, which can result in losses for the Fund. There is no guarantee that the sub-adviser’s use of quantitative models will result in effective investment decisions. Any modification of a model will not be subject to any requirement that shareholders receive notice of the change or that they consent to it. There can be no assurance that model modifications will enable a Fund to achieve its investment objective.

Also in the Additional Information About Principal Risks subsection, effective May 1, 2025, Securities Lending Risk will be deleted and replaced with the following:

●	Securities Lending Risk: Certain Funds participate in the Trust’s securities lending program, consistent with applicable regulatory requirements and lending limits, whereby Fund holdings may be loaned to approved brokers, dealers or qualified financial institutions and such borrowers are required to secure the loans continuously with collateral that meets certain guidelines and regulations. There is a risk that the price of the securities will increase while they are on loan and the collateral will not adequately cover their value or additional collateral will not be received from a borrower (if the security is not timely returned). To the extent that a Fund’s collateral is invested (subject to reinvestment guidelines approved by the Trust), such investment may decline in value, default or not perform as expected, with the Fund bearing any resulting loss. There is also a risk that the loaned securities will not be returned or that their return will be delayed, as well as a risk of a loss of rights in the collateral or delay in recovery of the collateral should the borrower become insolvent or not meet its contractual obligations. The Trust’s securities lending program agent contractually agrees with the Trust to indemnify the Funds against a borrower’s failure to return the loaned securities due to a borrower’s default; such indemnification may not fully cover any loss experienced. In addition, if a Fund’s securities are sold while out on loan, there is a possibility that the sale transaction will not settle in the usual manner, causing additional expenses to that Fund. A Fund retains beneficial ownership and all economic benefits of the securities it has loaned, such as receipt of interest and dividends paid by the securities and any price appreciation but does not have proxy voting rights with respect to loaned securities. There is a risk that securities on loan (if determined to be recalled for voting purposes) will not be recalled in a timely manner to facilitate proxy voting.

For the ESG Portfolios, Pacific Dynamix Portfolios, Portfolio Optimization Portfolios and the PSF Avantis Balanced Allocation Portfolio, if securities for an Underlying Fund are loaned to brokers, dealers or financial institutions, there is a risk that the loaned securities will not be returned or that their return will be delayed, as well as a risk of a loss of rights in the collateral should the borrower or lending agent become insolvent or not meet its contractual obligations.

Effective May 1, 2025, In the Additional Information About Certain Ancillary Risks subsection, the last sentence of the first paragraph will be deleted and replaced with the following:

The Dividend Growth, Emerging Markets, Growth, Mid-Cap Growth, Small-Cap Growth, Value and International Large-Cap Portfolios are subject to an additional ancillary risk called ESG Factor Risk.

Also in the Additional Information About Certain Ancillary Risks subsection, effective May 1, 2025, the first line of ESG Factors Risk will be deleted and replaced with the following:

A sub-adviser’s determination of what constitutes an ESG factor for the Dividend Growth, Emerging Markets, Growth, Mid-Cap Growth, Small-Cap Growth, Value and International Large-Cap Portfolios and its process to evaluate such factor may differ from other investment advisers.

Disclosure Changes to the Additional Information About Fees and Expenses section

In the Operating Expense Reimbursements subsection, the fourth sentence in the first paragraph is deleted and replaced with the following:

These operating expenses include but are not limited to: organizational expenses; domestic custody expenses; expenses for accounting, audit, tax and certain legal services; preparation, printing, filing, and distributing to existing shareholders prospectuses, tailored shareholder reports and other regulatory documents, as applicable; independent trustees’ fees and expenses; and administrative services.

Disclosure Changes to the Additional Information About Fund Performance section

Effective May 1, 2025, in the Fund Name Changes subsection, the following will be added alphabetically:

Total Return Portfolio: Effective May 1, 2025, the Fund changed its name from “Managed Bond Portfolio.”

Disclosure Changes to the About Management section

Effective May 1, 2025, the following tables will be added in alphabetical order:

Federated MDTA LLC

125 High Street, Oliver Tower, 21st floor, Boston, Massachusetts 02110

Federated MDTA LLC (“Federated”) is a SEC registered investment adviser and a wholly owned subsidiary of Federated Hermes, Inc. As of December 31, 2024, Federated had approximately $14.3 billion in assets under management.

MID-CAP GROWTH PORTFOLIO
Daniel J. Mahr, CFA

Head of Federated’s MDT Investment Team (“MDT”) since 2023 and formerly Managing Director, Research since 2008. He began his investment career in 2002.  He has a BA from Harvard College and an MS from Harvard University.

Damien Zhang, CFA Frederick L. Konopka, CFA John Paul Lewicke

Head of MDT Research since 2023 and formerly Research Manager since 2015. He began his investment career in 2009.  He has a BA from Princeton University

Portfolio and Trading Manager of MDT since 2009. He began his investment career in 1997. He has a BA from Dartmouth College and an MS from MIT Sloan School of Management.

Research Manager of MDT since 2013 and formerly Senior Analyst since 2009.  He began his investment career in 2007. He has a BA from Dartmouth College.

Goldman Sachs Asset Management, L.P.

200 West Street, New York, New York 10282

Goldman Sachs Asset Management, L.P. ("GSAM") is an SEC registered investment adviser. As of December 31, 2024, GSAM had approximately $2.82 trillion in assets under management.

EMERGING MARKETS PORTFOLIO
Len Ioffe, CFA

Managing Director of GSAM since 2004 and Portfolio Manager of GSAM Quantitative Investment Strategies Group since 1997. Mr. Ioffe began his career at Goldman Sachs in 1994 and has a MS from St. Petersburg Polytechnic University and an MBA from New York University.

Osman Ali, CFA	Managing Director of GSAM since 2011 and Portfolio Manager of GSAM Quantitative Investment Strategies Group since 2012. Mr. Ali began his career at Goldman Sachs in 2003 and has a BS from Cornell University, and a MS from Columbia University.

Takashi Suwabi

Managing Director of GSAM since 2012 and Portfolio Manager of GSAM Quantitative Investment Strategies Group since 2013. Mr. Suwabe began his career at Goldman Sachs in 2004 and has a BS from Tokyo Institute of Technology and PhD from The Graduate University.

Dennis Walsh

Managing Director of GSAM since 2015 and Portfolio Manager of GSAM Quantitative Investment Strategies Group since 2012. Mr. Walsh began his career at Goldman Sachs in 2005 and has a BS from Dartmouth College and a MS from Princeton University.

Raphael Shen

Vice President of GSAM since 2018 and Portfolio Manager of GSAM Quantitative Investment Strategies Group since 2024. Mr. Shen began his career at Goldman Sachs in 2014 and has a MS from Columbia University and Hon. B. Math from University of Waterloo.

In the table for Janus Henderson Investors US LLC, information regarding Doug Rao is deleted from the subsection for the Focused Growth Portfolio.

In the table for J.P. Morgan Investment Management Inc., information regarding Jonathan K.L. Simon is deleted from the subsection for the Value Advantage Portfolio.

SUPPLEMENT DATED MARCH 21, 2025

TO THE PACIFIC SELECT FUND PROSPECTUS DATED MAY 1, 2024

FOR CLASS P SHARES

This supplement revises the Pacific Select Fund Prospectus dated May 1, 2024 for Class P Shares (the “Prospectus”), as supplemented, and must be preceded or accompanied by the Prospectus. The changes within this supplement are effective May 1, 2025. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

Disclosure Changes to the Fund Summaries section

For all Funds in this Prospectus, the following will be added as the last paragraph in their Principal Investment Strategies section:

The Fund may lend its portfolio holdings to certain financial institutions.

In addition, for all Funds in this Prospectus, in their Principal Risks subsection, Securities Lending Risk will be added after Underlying Fund Risk. The disclosure for this new risk to be added is as follows:

●	Securities Lending Risk: The Fund may engage in securities lending, which involves the risk that the Fund may suffer a loss if the borrower fails to return the loaned securities in a timely manner or at all. The Fund could also lose money due to the decline in the value of the collateral provided or a decline in the value of any investments made with cash collateral.

Disclosure Changes to the Additional Information About Principal Investment Strategies and Principal Risks section

For all Funds in this Prospectus, the following will be added as the last paragraph in their Principal Investment Strategies section:

The Fund may lend its portfolio holdings to certain financial institutions.

In addition, for all Funds in this Prospectus, in their Principal Risks subsection, Securities Lending Risk will be added alphabetically.

In the Additional Information About Principal Risks subsection, Securities Lending Risk will be added in alphabetical order:

●	Securities Lending Risk: The Funds participate in the Trust’s securities lending program, consistent with applicable regulatory requirements and lending limits, whereby Fund holdings may be loaned to approved brokers, dealers or qualified financial institutions and such borrowers are required to secure the loans continuously with collateral that meets certain guidelines and regulations. There is a risk that the price of the securities will increase while they are on loan and the collateral will not adequately cover their value or additional collateral will not be received from a borrower (if the security is not timely returned). To the extent that a Fund’s collateral is invested (subject to reinvestment guidelines approved by the Trust), such investment may decline in value, default or not perform as expected, with the Fund bearing any resulting loss. There is also a risk that the loaned securities will not be returned or that their return will be delayed, as well as a risk of a loss of rights in the collateral or delay in recovery of the collateral should the borrower become insolvent or not meet its contractual obligations. The Trust’s securities lending program agent contractually agrees with the Trust to indemnify the Funds against a borrower’s failure to return the loaned securities due to a borrower’s default; such indemnification may not fully cover any loss experienced. In addition, if a Fund’s securities are sold while out on loan, there is a possibility that the sale transaction will not settle in the usual manner, causing additional expenses to that Fund. A Fund retains beneficial ownership and all economic benefits of the securities it has loaned, such as receipt of interest and dividends paid by the securities and any price appreciation, but does not have proxy voting rights with respect to loaned securities. There is a risk that securities on loan (if determined to be recalled for voting purposes) will not be recalled in a timely manner to facilitate proxy voting.

SUPPLEMENT DATED MARCH 21, 2025

TO THE PACIFIC SELECT FUND PROSPECTUS DATED OCTOBER 15, 2024

FOR CLASS I and CLASS P SHARES

This supplement revises the Pacific Select Fund Prospectus dated October 15, 2024 for Class I and Class P Shares (the “Prospectus”), as supplemented, and must be preceded or accompanied by the Prospectus. The changes within this supplement are effective May 1, 2025 unless otherwise noted. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

Disclosure Changes to the Fund Summaries section

Bond Plus Portfolio, Large-Cap Plus Bond Alpha Portfolio, QQQ Plus Bond Alpha Portfolio, Small-Cap Plus Bond Alpha Portfolio and International Equity Plus Bond Alpha Portfolio – In their Principal Investment Strategies section, the following will be added after the last paragraph:

The Fund may lend its portfolio holdings to certain financial institutions.

In addition, in their Principal Risks subsection, under Risks for both portions of the Fund, Securities Lending Risk will be added after Underlying Fund Risk. The disclosure for this new risk to be added is as follows:

●	Securities Lending Risk: The Fund may engage in securities lending, which involves the risk that the Fund may suffer a loss if the borrower fails to return the loaned securities in a timely manner or at all. The Fund could also lose money due to the decline in the value of the collateral provided or a decline in the value of any investments made with cash collateral.

Bond Plus Portfolio – In the Principal Investment Strategies subsection, under the PLFA managed portion, the second sentence of the fourth paragraph will be deleted and replaced with the following:

To seek incremental alpha, PLFA may use futures and swaps (total return swaps, interest rate swaps and credit default swaps) to implement its investment views on risk factors or performance attributes within the debt securities market, as represented by the Index.

Disclosure Changes to the Additional Information About Principal Investment Strategies and Principal Risks section

Bond Plus Portfolio, Large-Cap Plus Bond Alpha Portfolio, QQQ Plus Bond Alpha Portfolio, Small-Cap Plus Bond Alpha Portfolio and International Equity Plus Bond Alpha Portfolio –the following will be added as the last paragraph in their Principal Investment Strategies section:

The Fund may lend its portfolio holdings to certain financial institutions.

In addition, in their Principal Risks subsection, under Risks for both portions of the Fund, Securities Lending Risk will be added alphabetically.

Bond Plus Portfolio – In the Principal Investment Strategies subsection, under the PLFA managed portion, the second sentence of the fourth paragraph will be deleted and replaced with the following:

To seek incremental alpha, PLFA may use futures and swaps (total return swaps, interest rate swaps and credit default swaps) to implement its investment views on risk factors or performance attributes within the debt securities market, as represented by the Index.

In the Additional Information About Principal Risks subsection, Securities Lending Risk will be added in alphabetical order:

●	Securities Lending Risk: The Funds participate in the Trust’s securities lending program, consistent with applicable regulatory requirements and lending limits, whereby Fund holdings may be loaned to approved brokers, dealers or qualified financial institutions and such borrowers are required to secure the loans continuously with collateral that meets certain guidelines and regulations. There is a risk that the price of the securities will increase while they are on loan and the collateral will not adequately cover their value or additional collateral will not be received from a borrower (if the security is not timely returned). To the extent that a Fund’s collateral is invested (subject to reinvestment guidelines approved by the Trust), such investment may decline in value, default or not perform as expected, with the Fund bearing any resulting loss. There is also a risk that the loaned securities will not be returned or that their return will be delayed, as well as a risk of a loss of rights in the collateral or delay in recovery of the collateral should the borrower become insolvent or not meet its contractual obligations. The Trust’s securities lending program agent contractually agrees with the Trust to indemnify the Funds against a borrower’s failure to return the loaned securities due to a borrower’s default; such indemnification may not fully cover any loss experienced. In addition, if a Fund’s securities are sold while out on loan, there is a possibility that the sale transaction will not settle in the usual manner, causing additional expenses to that Fund. A Fund retains beneficial ownership and all economic benefits of the securities it has loaned, such as receipt of interest and dividends paid by the securities and any price appreciation, but does not have proxy voting rights with respect to loaned securities. There is a risk that securities on loan (if determined to be recalled for voting purposes) will not be recalled in a timely manner to facilitate proxy voting.

Disclosure Changes to the Additional Information About Fees and Expenses section

Currently in effect, in the Operating Expense Reimbursements subsection, the fourth sentence in the first paragraph is deleted and replaced with the following:

These operating expenses include but are not limited to: organizational expenses; domestic custody expenses; expenses for accounting, audit, tax and certain legal services; preparation, printing, filing, and distributing to existing shareholders prospectuses, tailored shareholder reports and other regulatory documents, as applicable; independent trustees’ fees and expenses; and administrative services.

SUPPLEMENT DATED MARCH 21, 2025

TO THE PACIFIC SELECT FUND STATEMENT OF ADDITIONAL INFORMATION

DATED OCTOBER 15, 2024 FOR THE LARGE-CAP PLUS BOND ALPHA

PORTFOLIO, SMALL-CAP PLUS BOND ALPHA PORTFOLIO, INTERNATIONAL

EQUITY PLUS BOND ALPHA PORTFOLIO, BOND PLUS PORTFOLIO AND

QQQ PLUS BOND ALPHA PORTFOLIO AND

DATED MAY 1, 2024 FOR ALL OTHER FUNDS

This supplement revises the Pacific Select Fund Statement of Additional Information dated May 1, 2024 and October 15, 2024 (the “SAI”), as supplemented, and must be preceded or accompanied by the SAI. The changes in this supplement are currently in effect unless otherwise noted. Remember to review the SAI for other important information. Capitalized terms not defined herein are as defined in the SAI.

Managed Bond Portfolio – At a meeting held on March 12, 2025, the Board of Trustees of Pacific Select Fund (the “Trust”) approved a name change for this Fund to Total Return Portfolio effective May 1, 2025. As a result, effective May 1, 2025, all references to “Managed Bond Portfolio” will be replaced with “Total Return Portfolio (formerly named Managed Bond Portfolio).”

Mid-Cap Growth Portfolio – At a meeting held on March 12, 2025, the Board of Trustees of the Trust, including a majority of the Independent Trustees, approved Federated MDTA LLC (“Federated”) to serve as the sub-adviser of the Mid-Cap Growth Portfolio effective May 1, 2025, replacing Delaware Investments Fund Advisers. As a result, effective May 1, 2025, all references to and disclosures regarding Delaware Investments Fund Advisers in the SAI will be deleted.

Emerging Markets Portfolio – At a meeting held on March 12, 2025, the Board of Trustees of the Trust, including a majority of the Independent Trustees, approved Goldman Sachs Asset Management, L.P. (“GSAM”) to serve as the sub-adviser of the Emerging Markets Portfolio effective May 1, 2025, replacing Invesco Advisers, Inc. (“Invesco”) except with respect to certain holdings which will continue to be serviced by Invesco as described below.

ADDITIONAL INVESTMENT STRATEGIES OF THE FUNDS

Effective May 1, 2025, in the Bond Plus Portfolio, Large-Cap Plus Bond Alpha Portfolio, Mid-Cap Plus Bond Alpha Portfolio (formerly named Mid-Cap Equity Portfolio), QQQ Plus Bond Alpha Portfolio, Small-Cap Plus Bond Alpha Portfolio and International Equity Plus Bond Alpha Portfolio sections, the following will be added before the first paragraph:

PLFA managed portion: In addition to the principal investment strategies described in the Prospectus, this portion of the Fund may invest non-principally in options.

Effective May 1, 2025, the Mid-Cap Growth Portfolio section will be deleted and replaced with the following:

In addition to the principal investment strategies described in the Prospectus, the Fund may invest non-principally in: large-capitalization companies; small-capitalization companies; REITs; preferred stock; ETFs; and foreign equity securities if U.S. exchange listed and traded in U.S. dollars. For temporary defensive purposes, the Fund may invest in shorter-term debt securities and similar obligations, or hold cash.

Effective May 1, 2025, the Emerging Markets Portfolio section will be deleted and replaced with the following:

In addition to the principal investment strategies described in the Prospectus, the Fund may invest in, but is not limited to, the following non-principal investment strategies: fixed income securities that are considered to be cash equivalents including but not limited to bank obligations issued by U.S. or foreign banks, and U.S. government securities. The Fund may also invest in American, European and Global Depositary Receipts, convertible securities, derivatives, and real estate investment trusts. The Fund may also utilize foreign currency transactions (including forward contracts), futures contracts and options. The Fund may also invest in illiquid investments, investment company securities (including ETFs), options on securities, securities indices and foreign currencies, preferred stock, warrants and stock purchase rights, repurchase agreements, unseasoned companies, when-issued securities and forward commitments and downgraded securities.

For temporary defensive purposes, the Fund may invest extensively in securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises, commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable credit rating by another nationally recognized statistical rating organization (or, if unrated, determined by the sub-adviser to be of comparable credit quality), certificates of deposit, bankers’ acceptances, repurchase agreements, non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year, ETFs and other investment companies and cash items.

The Fund currently holds several Russian securities as non-principal investments, which are currently subject to certain sanctions and/or transfer restrictions preventing them from being transferred or sold. The Fund’s prior sub-adviser (Invesco Advisers, Inc.) has agreed to continue to provide certain services to the Fund relating solely to those Russian securities.

ADDITIONAL INFORMATION ON UNDERLYING FUNDS

In the table of the ESG Underlying Funds in which the ESG Portfolios may invest, Aristotle ESG Core Bond Fund is deleted.

In the table of the Balanced Allocation Underlying Funds in which the PSF Avantis Balanced Allocation Portfolio may invest, the Avantis® U.S. Small Cap Value ETF is added alphabetically.

DESCRIPTION OF CERTAIN SECURITIES, INVESTMENTS AND RISKS

Effective May 1, 2025, the following will be added after the Roll Transactions section:

Securities Lending Program

To seek to generate additional income, the Trust has entered into a securities lending program whereby participating Funds will loan out their securities to qualified brokers, dealers and financial institutions (“borrowers”). Pursuant to this program, a Fund may make secured loans of its portfolio securities to the borrower provided: (i) such loans are secured continuously by collateral consisting of cash, cash equivalents, or U.S. government securities maintained on a daily marked-to-market basis in an amount or at a market value at least equal to the current market value of the securities loaned; (ii) a Fund may at any time call such loans (subject to notice provisions in the loan agreement) and obtain the securities loaned; (iii) a Fund will receive an amount in cash at least equal to the interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed 33⅓% of the total assets of a Fund. For purposes of determining compliance with the 33⅓%, total assets may include the value of the collateral. The Fund generally will receive from a borrower a negotiated loan fee as well as amounts equal to any dividends or interest paid on the borrowed securities. Voting rights may pass with the loaned securities, but the Fund will retain the right to call any security in anticipation of any material vote. The Fund also bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.

Securities Finance Trust Company (“eSecLending”) serves as securities lending agent (“Securities Lending Agent”) and in that role administers and oversees the Trust’s securities lending program pursuant to the terms of a securities lending agency agreement entered into between PLFA (on behalf of the Trust) and eSecLending. eSecLending duties include the preparation and execution of a participant agreement with each borrower governing the terms and conditions of any securities loan, ensuring that securities loans are properly coordinated and documented with the Trust’s custodian, ensuring that loaned securities are valued daily and that the corresponding required collateral is delivered by the borrower(s), and by arranging for the investment of cash collateral received from borrowers pursuant to investment guidelines set forth by the Trust. As compensation for these services, eSecLending receives a portion of any amounts earned by a Fund for lending its securities.

ORGANIZATION AND MANAGEMENT OF THE TRUST

In the Other Expenses of the Trust section, the second sentence of the first paragraph is deleted and replaced with the following:

These costs may include expenses for custody, audit and tax fees, fees and expenses of Officers and Trustees, organizational expenses, accounting expenses, administrative services, brokerage expenses, expenses of administrators, transfer agents, pricing agents and other service providers, the expenses of calculating the Trust’s net asset value, recordkeeping expenses, expenses of transitioning to new Managers, and other expenses of its operations, including the cost of support services, and may, if applicable, include extraordinary expenses such as expenses for special consultants or legal expenses.

INFORMATION ABOUT THE MANAGERS

In the Management Firms section, the following will be added in alphabetical order effective May 1, 2025:

Federated MDTA LLC (“Federated”)

Federated is a SEC registered investment adviser and a wholly owned subsidiary of Federated Hermes, Inc. (“Federated Hermes”). Federated Advisory Services Company, an affiliate of Federated, provides non-advisory assistance such as security and market data and certain other support services to Federated.

Goldman Sachs Asset Management, L.P. (“GSAM”)

GSAM is an indirect, wholly-owned subsidiary of The Goldman Sachs Group, Inc., a publicly held financial holding company and global investment banking, securities and investment management firm, and an affiliate of Goldman Sachs & Co. LLC.

In the Compensation Structures and Methods section, the section for Invesco will be deleted, and the following will be added in alphabetical order effective May 1, 2025:

Federated

Daniel J. Mahr, Damien Zhang, Frederick L. Konopka and John Paul Lewicke are paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive, position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (“IPP”) and may also include a discretionary component based on a variety of factors deemed relevant, such as financial measures and performance, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Hermes. The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling one, three and/or five calendar year pre-tax gross total return basis versus the representative performance index (Russell Midcap Growth Index) and versus the Fund’s designated peer group of comparable accounts. Performance periods are adjusted, for example, if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded.

The allocation or weighting given to the performance of the Fund or other accounts for which the portfolio manager is responsible when his compensation is calculated may be equal or can vary. For purposes of calculating the annual incentive amount, each account managed by the portfolio manager is currently categorized into multiple designated sub-groups, which may be further broken down by Strategies (which may be adjusted periodically).

Any individual allocations from the discretionary pool may be determined, by executive management on a discretionary basis using various factors, such as, for example, on a product, strategy or asset class basis, and considering overall contributions and any other factors deemed relevant (and may be adjusted periodically).

In addition, Daniel J. Mahr, Damien Zhang, Frederick L. Konopka and John Paul Lewicke may be awarded a grant of restricted Federated Hermes stock. Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated’s senior management.

GSAM

Compensation for GSAM portfolio managers is comprised of a base salary and year-end discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager's individual performance and his or her contribution to overall team performance; the performance of GSAM and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded, in part, for their delivery of investment performance, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-, 3-, and 5-year time horizons.

For compensation purposes, the benchmark for the Fund is MSCI Emerging Markets Index (net of dividend withholding taxes).

The discretionary variable compensation for portfolio managers is also significantly influenced by various factors, including: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameters and investment objective(s) of the fund. Other factors may also be considered including: (1) general client/shareholder orientation and (2) teamwork and leadership.

As part of their year-end discretionary variable compensation and subject to certain eligibility requirements, portfolio managers may receive deferred equity-based and similar awards, in the form of: (1) shares of The Goldman Sachs Group, Inc. (restricted stock units); and (2) for certain portfolio managers, performance-tracking (or “phantom”) shares of the GSAM mutual funds that they oversee or service. Performance-tracking shares are designed to provide a rate of return (net of fees) equal to that of the fund(s) that a portfolio manager manages, or one or more other eligible funds, as determined by senior management, thereby aligning portfolio manager compensation with fund shareholder interests. The awards are subject to vesting requirements, deferred payment and clawback and forfeiture provisions. GSAM, Goldman Sachs or their affiliates expect, but are not required to, hedge the exposure of the performance-tracking shares of a fund by, among other things, purchasing shares of the relevant fund(s).

Other Compensation. In addition to base salary and year-end discretionary variable compensation, the firm has a number of additional benefits in place including: (1) a 401(k) program that enables employees to direct a percentage of their base salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.

In the Other Accounts Managed section, the Invesco portion of the table will be deleted, and the following will be added alphabetically to the table effective May 1, 2025:

Manager, Portfolio Manager(s)	Number of Other Accounts Managed	Total Assets of Other Accounts Managed		Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees
Federated
Frederick L. Konopka [3]
Registered Investment Companies	12		$10,110,422,723	None	N/A
Other Pooled Investment Vehicles	None		N/A	None	N/A
Other Accounts	171		$4,419,406,649	None	N/A

John Paul Lewicke [3]
Registered Investment Companies	12		$10,110,422,723	None	N/A
Other Pooled Investment Vehicles	None		N/A	None	N/A
Other Accounts	171		$4,419,406,649	None	N/A
Daniel J. Mahr [3]
Registered Investment Companies	12		$10,110,422,723	None	N/A
Other Pooled Investment Vehicles	None	$	N/A	None	N/A
Other Accounts	171		$4,419,406,649	None	N/A
Damien Zhang [3]
Registered Investment Companies	12		$10,110,422,723	None	N/A
Other Pooled Investment Vehicles	None		N/A	None	N/A
Other Accounts	171		$4,419,406,649	None	N/A

Manager, Portfolio Manager(s)	Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Other Accounts Managed Paying Performance Fees	Total Assets of Other Accounts Managed Paying Performance Fees
GSAM
Osman Ali [3]
Registered Investment Companies	37	$23,020,973,443	None	N/A
Other Pooled Investment Vehicles	35	$15,827,704,542	None	N/A
Other Accounts	30	$7,044,966,748	3	$2,838,105,314

Len Ioffe [3]
Registered Investment Companies	37	$28,090,201,380	None	N/A
Other Pooled Investment Vehicles	35	$15,827,704,542	None	N/A
Other Accounts	30	$7,044,966,748	3	$2,838,105,314
Raphael Shen [3]
Registered Investment Companies	4	$3,554,192,683	None	N/A
Other Pooled Investment Vehicles	5	$3,475,095,690	None	N/A
Other Accounts	8	$1,133,334,786	1	$2,027,470,136
Takashi Suwabe [3]
Registered Investment Companies	37	$23,020,973,443	None	N/A
Other Pooled Investment Vehicles	35	$15,827,704,542	None	N/A
Other Accounts	30	$7,044,966,748	3	$2,838,105,314
Dennis Walsh [3]
Registered Investment Companies	37	$23,020,973,443	None	N/A
Other Pooled Investment Vehicles	35	$15,827,704,542	None	N/A
Other Accounts	30	$7,044,966,748	3	$2,838,105,314

3 Other Accounts Managed information as of 12/31/24.

Also in the Other Accounts Managed section, under Janus’ portion of the table, all information regarding Doug Rao is deleted, and under JPMorgan’s portion of the table, all information regarding Jonathan K.L. Simon is deleted.

In the Material Conflicts of Interest section, the section for Invesco will be deleted, and the following will be added in alphabetical order effective May 1, 2025:

Federated

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of the investments of the Fund that Federated sub-advises for the Trust, on the one hand, and the investments of other funds/pooled investment vehicles or accounts (collectively, including the Fund, as applicable, “accounts”) for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts can include, for example, conflicts created by specific portfolio manager compensation arrangements (including, for example, the allocation or weighting given to the performance of the Fund or other accounts or activities for which the portfolio manager is responsible in calculating the portfolio manager’s compensation), and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from

Fund portfolio trades (for example, research or “soft dollars”). Federated has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

GSAM

GSAM is part of The Goldman Sachs Group, Inc. (together with its affiliates, directors, partners, trustees, managers, members, officers and employees, “Goldman Sachs”), a financial holding company. The involvement of GSAM, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to the Fund that Goldman Sachs sub-advises for the Trust and may, under certain circumstances limit the Fund’s investment activities. Goldman Sachs is a worldwide full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and individuals. Goldman Sachs acts as a broker-dealer, investment adviser, investment banker, underwriter, research provider, administrator, financier, adviser, market maker, trader, prime broker, derivatives dealer, clearing agent, lender, counterparty, agent, principal, distributor, investor or in other commercial capacities (including portfolio companies) for accounts or companies or affiliated or unaffiliated investment funds (including pooled investment vehicles and private funds). In those and other capacities, Goldman Sachs and its affiliates advise and deal with clients and third parties in all markets and transactions and purchase, sell, hold and recommend a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for their own accounts or for the accounts of their customers and have other direct and indirect interests in the global fixed income, currency, commodity, equities, bank loans and other markets and the securities and issuers in which the Fund may directly and indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs and its affiliates perform or seek to perform investment banking or other services.

As a manager of the Fund, GSAM receives management fees from the Fund. In addition, GSAM’s affiliates may earn fees from relationships with the Fund. Although these fees are generally based on asset levels, the fees are not directly contingent on Fund performance, and Goldman Sachs may still receive significant compensation from the Fund even if shareholders lose money. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund. The results of the Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs, and it is possible that the Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for Goldman Sachs or other accounts.

In addition, the Fund may enter into transactions in which Goldman Sachs and its affiliates or their other clients have an adverse interest. For example, the Fund may take a long position in a security at the same time that Goldman Sachs and its affiliates or other accounts managed by GSAM or its affiliates take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may, individually or in the aggregate, adversely impact the Fund. In some cases, such adverse impacts may result from differences in timing of transactions by accounts relative to when the Fund executes transactions in the same securities. Transactions by one or more Goldman Sachs-advised clients or GSAM may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. The Fund’s activities may, under certain circumstances, be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions.

As a global financial services firm, Goldman Sachs and its affiliates also provide a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and/or effect transactions in, securities of issuers held by the Fund, and may also perform or seek to perform investment banking and financial services for one or more of those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to, distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

In the Disclosure of Portfolio Holdings section, “Securities Finance Trust Company (eSecLending)”, “SS&C Technologies, Inc.” and “Willkie Farr & Gallagher LLP” are added alphabetically and “Donnelley Financial Solutions (DFIN)” and “Sullivan and Worcester, LLP” are removed from the table in the third paragraph.

APPENDICES

In Appendix B, the following will be added in alphabetical order effective May 1, 2025:

Federated

Proxy Voting Policy

Effective September 2024

As an investment adviser with a fiduciary duty to the Fund and its shareholders, the general policy of Federated MDTA LLC (the “Sub-Adviser”) is to cast proxy votes in favor of management proposals and shareholder proposals that the Sub-Adviser anticipates will enhance the long-term value of the securities being voted in a manner that is consistent with the investment objectives of the Fund. Generally, this will mean voting for proposals that the Sub-Adviser believes will improve the management of a company, increase the rights or preferences of the voted securities, or increase the chance that a premium offer would be made for the company or for the voted securities. This approach to voting proxy proposals will be referred to hereafter as the “General Policy.”

The Sub-Adviser generally votes consistently on the same matter when securities of an issuer are held by multiple client portfolios. However, the Sub-Adviser may vote differently if a client’s investment objectives differ from those of other clients or if a client explicitly instructs the Sub-Adviser to vote differently.

The following examples illustrate how the General Policy may apply to the most common management proposals and shareholder proposals. However, whether the Sub-Adviser supports or opposes a proposal will always depend on a thorough understanding of the Fund’s investment objectives and the specific circumstances described in the proxy statement and other available information.

Corporate Governance

On matters related to the board of directors, generally, the Sub-Adviser will vote to elect nominees to the board in uncontested elections except in certain circumstances, such as where the director: (1) had not attended at least 75% of the board meetings during the previous year; (2) serves as the company’s chief financial officer, unless the company is headquartered in the UK where this is market practice; (3) has become overboarded (more than five boards for retired executives and more than two boards for CEOs); (4) is a non-independent, non-executive director on the board of a U.S. domestic issuer where less than two-thirds of the directors are independent; (5) is a non-independent, non-executive director on the board of a foreign issuer where less than half of the directors are independent; (6) is a non-independent member of the audit committee; (7) is the chair of the nominating or governance committee when the roles of chairman of the board and CEO are combined and there is no lead independent director; (8) served on the compensation committee during a period in which compensation appears excessive relative to performance and peers; or (9) served on a board that did not implement a shareholder proposal that the Sub-Adviser supported and received more than 50% shareholder support the previous year.

In addition, the Sub-Adviser will generally vote in favor of: (10) a full slate of directors, where the directors are elected as a group and not individually, unless more than half of the nominees are not independent; (11) shareholder proposals to declassify the board of directors; (12) shareholder proposals to require a majority voting standard in the election of directors; (13) shareholder proposals to separate the roles of chairman of the board and CEO; (14) a proposal to require a company’s audit committee to be comprised entirely of independent directors; and (15) shareholder proposals to eliminate supermajority voting requirements in company bylaws.

On other matters of corporate governance, generally, the Sub-Adviser will vote: (1) in favor of proposals to grant shareholders the right to call a special meeting if owners of at least 10% of the outstanding stock agree; (2) on a case-by-case basis for shareholder proposals to grant shareholders the right to act by written consent when the company does not already grant shareholders the right to call a special meeting; (3) on a case-by-case basis for proposals to adopt or amend shareholder rights plans (also known as “poison pills”); and (4) in favor of shareholder proposals calling for “Proxy Access,” that is, a bylaw change allowing shareholders owning at least 3% of the outstanding common stock for at least three years to nominate candidates for election to the board of directors.

Generally, the Sub-Adviser will vote every shareholder proposal of an environmental or social nature on a case-by-case basis. The quality of these shareholder proposals varies widely across markets. Similarly, company disclosures of their business practices related to environmental and social risks are not always adequate for investors to make risk assessments. Thus, the Sub-Adviser places great importance on company-specific analyses to determine how to vote. Above all, the Sub-Adviser will vote in a manner that would enhance the long-term value of the investment within the framework of the client’s investment objectives.

Shareholder Proposals on Environmental and Social Issues

The Sub-Adviser’s general approach to analyzing these proposals calls for considering the language of the written proposal, the financial materiality of the proposal’s objective and the practices followed by industry peers. This analysis utilizes research reports from the Sub-Adviser’s proxy advisors, company filings, as well as reports published by the company and other outside organizations.

With respect to specific categories of proposals:

Environmental

The Sub-Adviser will generally support proposals calling for enhanced reporting on the company’s business practices, including policies, strategic initiatives and oversight mechanisms, related to environmental risks. To reach a final voting decision, we will take into consideration:

■	The company’s current level of publicly available disclosure.
■	Whether the company has formally committed to implementation of a reporting program based on frameworks such as the SASB materiality standards or the TCFD recommendations.
■	Whether the company’s current level of disclosure is comparable to that of industry peers; and
■	Whether there are significant controversies or litigation associated with the company’s environmental performance.

Social

The Sub-Adviser will generally support resolutions in the social category when they call for measures to enhance disclosure that would enable investors to make better risk assessments of the company’s social issues, such as their human capital management practices. We will generally oppose proposals calling for a change in the company’s product line or methods of distribution.

Political Activities

The Sub-Adviser will generally support enhanced disclosure of policies, practices and oversight of corporate political activity when the current level of disclosure falls short of disclosure provided by industry peers. We will oppose proposals prohibiting the company’s participation in any part of the political process, such as making political contributions and joining trade associations.

Capital Structure

On matters of capital structure, generally, the Sub-Adviser will vote proxies for U.S. issuers on a case-by-case basis for proposals to authorize the issuance of new shares if not connected to an M&A transaction and the potential dilution is more than 10%, against proposals to create multiple-class voting structures where one class has superior voting rights to the other classes, in favor of proposals to authorize reverse stock splits unless the amount of authorized shares is not also reduced proportionately. Generally, the Sub-Adviser will vote proxies for non-U.S. issuers in favor of proposals to authorize issuance of shares with and without pre-emptive rights unless the size of the authorities would threaten to unreasonably dilute existing shareholders.

Executive Compensation

Votes on executive compensation come in many forms, including advisory votes on U.S. executive compensation plans (“Say On Pay”), advisory and binding votes on the design or implementation of non-U.S. executive remuneration plans and votes to approve new equity plans or amendments to existing plans. Generally, the Sub-Adviser will support compensation arrangements that are aligned with the client’s long-term investment objectives.

With respect to specific categories of proposals:

Say on Pay

The Sub-Adviser will generally vote in favor of these proposals unless the plan has failed to align executive compensation with corporate performance, or the design of the plan is likely to lead to misalignment in the future. The Sub-Adviser supports the principle of an annual shareholder vote on executive pay and will generally vote accordingly on proposals which set the frequency of the Say On Pay vote.

Remuneration Policy

In some markets, shareholders are provided a vote on the remuneration policy, which sets out the structural elements of a company’s executive compensation plan on a forward-looking basis. The Sub-Adviser will generally support these proposals unless:

■	The design of the remuneration policy fails to appropriately link executive compensation with corporate performance.
■	Total compensation appears excessive relative to the company’s industry peer group considering local market dynamics; or
■	There is insufficient disclosure to enable an informed judgment, particularly as it relates to the disclosure of the maximum amounts of compensation that may be awarded.

Remuneration Report

Markets with remuneration policy proposals typically also have proposals asking shareholders to approve the annual remuneration report. The remuneration report provides shareholders with details concerning the implementation in the previous year of the remuneration policy. The Sub-Adviser will generally support these proposals unless the level of disclosure is not sufficient to permit an evaluation of the company’s pay practices in the period covered by the report. A vote against the remuneration policy, which in most markets is not an annual voting item, would not necessarily result in votes against the remuneration report at subsequent shareholder meetings.

Equity Plans

The Sub-Adviser will generally vote in favor of equity plan proposals unless they:

■	Result in unreasonable dilution to existing shareholders.
■	Permit replacement of “underwater” options with new options on more favorable terms for the recipient; or
■	Omit the criteria for determining the granting or vesting of awards.

M&A Activity

On matters relating to corporate transactions, the Sub-Adviser will generally vote in favor of mergers, acquisitions, and sales of assets if the Sub-Adviser’s analysis of the proposed business strategy and the transaction price would have a positive impact on the total return for shareholders.

Contested Elections

If a shareholders meeting is contested –that is, shareholders are presented with a set of director candidates nominated by company management and a set of director candidates nominated by a dissident shareholder –the Sub-Adviser will study the proposed business strategies of both groups and vote in a way that maximizes expected total return for the Fund.

Cost/Benefit Analysis

In addition, the Sub-Adviser will not vote any proxy if it determines that the consequences or costs of voting outweigh the potential benefit of voting. For example, if a foreign market requires shareholders voting proxies to retain the voted shares until the meeting date (thereby rendering the shares “illiquid” for some period), the Sub-Adviser will not vote proxies for such shares. In addition, the Sub-Adviser is not obligated to incur any expense to send a representative to a shareholder meeting or to translate proxy materials into English.

Securities Lending Recall

A Fund may elect to participate in their own securities lending arrangements, which would be facilitated by the investment Sub-Adviser for the Fund. To the extent that such securities are out on loan, the Sub-Adviser does not have the right to vote those securities. In general, the Sub-Adviser has no information about the securities that have been lent out pursuant to the Fund’s securities lending program and that are therefore unavailable to be voted. Accordingly, the proxies for those securities that are out on loan may not be voted by the Sub-Adviser.

Issuer Feedback

The Sub-Adviser will consider feedback from issuers on the voting recommendations of the Sub-Adviser’s proxy advisory firm if the feedback is provided at least five days before the voting cut-off date.

In certain circumstances, primarily those where the Sub-Adviser’s voting policy is absolute and without exception, issuer feedback will not be part of the voting decision. For example, it is the Sub-Adviser’s policy to always support a shareholder proposal to separate the roles of chairman of the board and CEO. Thus, any comments from the issuer opposing this proposal would not be considered.

Best Efforts

If proxies are not delivered in a timely or otherwise appropriate basis, the Sub-Adviser may not be able to vote a particular proxy.

When the Sub- Adviser employs a quantitative investment strategy for certain funds or accounts that does not make use of qualitative research (“Non-Qualitative Accounts”), the Sub-Adviser may not have the kind of research to make decisions about how to vote proxies for them. Therefore, the Sub-Adviser will vote the proxies of these Non-Qualitative Accounts as follows: (a) in accordance with the Standard Voting Instructions (defined below); (b) if the Sub-Adviser is casting votes for the same proxy on behalf of a regular qualitative account and a Non-Qualitative Account, the Non-Qualitative Account would vote in the same manner as the regular qualitative account; (c) if neither of the first two conditions apply, as the proxy advisory firm is recommending; and (d) if none of the previous conditions apply, as recommended by the Proxy Voting Committee.

Proxy Voting Procedures

The Sub-Adviser has established a Proxy Voting Committee (“Proxy Committee”), to exercise all voting discretion granted to the Sub-Adviser by the Board in accordance with the proxy voting policies. To assist it in carrying out the day-to-day operations related to proxy voting, the Proxy Committee has created the Proxy Voting Management Group (PVMG). The day-to-day operations related to proxy voting are carried out by the Proxy Voting Operations Team (PVOT) and overseen by the PVMG. Besides voting the proxies, this work includes engaging with investee companies on corporate governance matters, managing the proxy advisory firm, soliciting voting recommendations from the Sub-Adviser’s investment professionals, bringing voting recommendations to the Proxy Committee for approval, filing with regulatory agencies any required proxy voting reports, providing proxy voting reports to clients and investment companies as they are requested from time to time and keeping the Proxy Committee informed of any issues related to corporate governance and proxy voting.

The Sub-Adviser has compiled a list of specific voting instructions based on the General Policy (the “Standard Voting Instructions”). The Standard Voting Instructions and any modifications to them are approved by the Proxy Committee. The Standard Voting Instructions sometimes call for an investment professional to review the ballot question and provide a voting recommendation to the Proxy Committee (a “case-by-case vote”). The foregoing notwithstanding, the Proxy Committee always has the authority to determine a final voting decision.

The Sub-Adviser has hired a proxy advisory firm to perform various proxy voting related administrative services such as ballot reconciliation, vote processing and recordkeeping functions. The Proxy Committee has supplied the proxy advisory firm with the Standard Voting Instructions. The Proxy Committee retains the right to modify the Standard Voting Instructions at any time or to vote contrary to them at any time to cast proxy votes in a manner that the Proxy Committee believes is in accordance with the General Policy. The proxy advisory firm may vote any proxy as directed in the Standard Voting Instructions without further direction from the Proxy Committee. However, if the Standard Voting Instructions require case-by-case handling for a proposal, the PVOT will work with the investment professionals and the proxy advisory firm to develop a voting recommendation for the Proxy Committee and to communicate the Proxy Committee’s final voting decision to the proxy advisory firm. Further, if the Standard Voting Instructions require the PVOT to analyze a ballot question and make the final voting decision, the PVOT will report such votes to the Proxy Committee on a quarterly basis for review.

Conflicts of Interest

The Sub-Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Sub-Adviser or Distributor. This may occur where a significant business relationship exists between the Sub-Adviser (or its affiliates) and a company involved with a proxy vote.

A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to below as an “Interested Company.”

The Sub-Adviser has implemented the following procedures to avoid concerns that the conflicting interests of the Sub-Adviser or its affiliates have influenced proxy votes. Any employee of the Sub-Adviser or its affiliates who is contacted by an Interested Company regarding proxies to be voted by the Sub-Adviser must refer the Interested Company to a member of the Proxy Committee and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the proxy will be voted. Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. This requirement includes engagement meetings with investee companies and does not include communications with proxy solicitation firms. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the Standard Voting Instructions already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the Standard Voting Instructions require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Sub-Adviser with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose annually to the Fund’s Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Sub-Adviser voted as it did. In certain circumstances it may be appropriate for the Sub-Adviser to vote in the same proportion as all other shareholders, to not affect the outcome beyond helping to establish a quorum at the shareholders’ meeting. This is referred to as “proportional voting.” If the Fund owns shares of another Federated Hermes mutual fund, generally the Sub-Adviser will proportionally vote the client’s proxies for that fund or seek direction from the Board or the client on how the proposal should be voted. If the Fund owns shares of an unaffiliated mutual fund, the Sub-Adviser may proportionally vote the Fund’s proxies for that fund depending on the size of the position. If the Fund owns shares of an unaffiliated exchange-traded fund, the Sub-Adviser will proportionally vote the Fund’s proxies for that fund.

Downstream Affiliates

If the Proxy Committee gives further direction, or seeks to vote contrary to the Standard Voting Instructions, for a proxy relating to a portfolio company in which the Fund owns more than 10% of the portfolio company’s outstanding voting securities at the time of the vote (“Downstream Affiliate”), the Proxy Committee must first receive guidance from counsel to the Proxy Committee as to whether any relationship between the Sub-Adviser and the portfolio company, other than such ownership of the portfolio company’s securities, gives rise to an actual conflict of interest. If counsel determines that an actual conflict exists, the Proxy Committee must address any such conflict with the executive committee of the board of directors or trustees of any investment company client prior to taking any action on the proxy at issue.

Proxy Advisers’ Conflicts of Interest

Proxy advisory firms may have significant business relationships with the subjects of their research and voting recommendations. For example, a significant vendor for a proxy advisory firm may be a public company with an upcoming shareholders’ meeting and the proxy advisory firm has published a research report with voting recommendations. In another example, a proxy advisory firm consulting client may be a public company for which the proxy advisory firm will write a research report. These and similar situations give rise to an actual or apparent conflict of interest.

To avoid concerns that the conflicting interests of proxy advisory firms have influenced their proxy voting recommendations, the Sub-Adviser will take the following steps:

■	A due diligence team made up of employees of the Sub-Adviser and/or its affiliates will meet with its primary proxy advisor on an annual basis and determine through a review of their policies and procedures and through inquiry that they have established a system of internal controls that provide reasonable assurance that their voting recommendations are not influenced by their various conflicts of interest.
■	On an annual basis the Director of Proxy Voting will examine a sample of a proxy advisory firm’s research reports for that firm’s institutional consulting clients and determine if evidence of bias in recommendations exists. If such evidence is found, the results of the examination will be presented to the Proxy Management Group and a decision would be made as to the further use of that advisory firm’s research reports.
■	Whenever the standard voting guidelines call for voting a proposal in accordance with a proxy advisory firm’s recommendation and the proxy advisory firm has disclosed that they have a conflict of interest with respect to that issuer, the PVOT will take the following steps: (a) the PVOT will obtain a copy of the research report published by a proxy advisory firm for that issuer; (b) the Director of Proxy Voting, or their designee, will review proxy advisory firm reports and determine what vote will be cast. The PVOT will report all proxies voted in this manner to the Proxy Committee on a quarterly basis. Alternatively, the PVOT may seek direction from the Committee on how the proposal shall be voted.

Proxy Voting Report

A report on “Form N-PX” of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available at the SEC’s website at sec.gov.

GSAM

Proxy Voting Procedures

March 2024

A: Our Approach to Proxy Voting

Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that favor proposals that in our view maximize a company’s shareholder value and are not influenced by conflicts of interest. These principles reflect our belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders. We recognize that Environmental, Social and Governance (ESG) factors can affect investment performance, expose potential investment risks and provide an indication of management excellence and leadership. When evaluating ESG proxy issues, we balance the purpose of a proposal with the overall benefit to shareholders.

To implement these guiding principles for investments in publicly traded equities for which we have voting power on any record date, we follow customized proxy voting guidelines that have been developed by our portfolio management and our Global Stewardship Team (the “Guidelines”). The Guidelines embody the positions and factors we generally consider important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the Guidelines identify factors we consider in determining how the vote should be cast. A summary of the Guidelines is available at https://am.gs.com/en-us/individual/creating-impact/policies-and-governance.

The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. Our portfolio management teams (each, a “Portfolio Management Team”) base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.

Goldman Sachs Asset Management has adopted the policies and procedures set out below regarding the voting of proxies (the “Policy”). The Global Stewardship Team periodically reviews this Policy to ensure it continues to be consistent with our guiding principles.

B: The Proxy Voting Process

Public Equity Investments

Fundamental Equity Team

The Fundamental Equity Team views the analysis of corporate governance practices as an integral part of the investment research and stock valuation process. In forming their views on particular matters, these Portfolio Management Teams may consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and Recommendations (as defined below). For the managed portfolios that participate in a securities lending program, GSAM will seek to recall shares that are out on loan for the purpose of voting at shareholder meetings, recognizing that the handling of such recall requests is beyond the Portfolio Management Team’s control and may not be satisfied in time for it to vote the shares in question.

Quantitative Investment Strategies (“QIS”) and Quantitative Equity Strategies (“QES”) Portfolio Management Teams

The QIS and QES Portfolio Management Teams have decided to generally follow the Guidelines and Recommendations based on such Portfolio Management Teams’ investment philosophy and approach to portfolio construction, as well as their participation in the creation of the Guidelines. The QIS and QES Portfolio Management Teams may from time to time, however, review and individually assess any specific shareholder vote. For managed portfolios that participate in a securities lending program, GSAM generally will not recall shares that are out on loan for the purpose of voting at shareholder meetings.

Fixed Income and Private Investments

Voting decisions with respect to client investments in fixed income securities and the securities of privately held issuers generally will be made by the relevant Portfolio Management Teams based on their assessment of the particular transactions or other matters at issue. Those Portfolio Management Teams may also adopt policies related to the fixed income or private investments they make that supplement this Policy.

External Investing Group (“XIG”) and Externally Managed Strategies

Where we place client assets with managers outside of Asset Management, for example within our XIG business unit, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies. XIG may, however, retain proxy voting responsibilities where it deems appropriate or necessary under prevailing circumstances. To the extent XIG portfolio managers assume proxy voting responsibility with respect to publicly traded equity securities they will follow the Guidelines and Recommendations as discussed below unless an override is requested.

C: Implementation

We have retained a third-party proxy voting service (the “Proxy Service”) to assist in the implementation of certain proxy voting-related functions, including, without limitation, operational, recordkeeping and reporting services. Among its responsibilities, the Proxy Service prepares a written analysis and recommendation (a “Recommendation”) of each proxy vote that reflects the Proxy Service’s application of the Guidelines to the particular proxy issues. In addition, in order to facilitate the casting of votes in an efficient manner, the Proxy Service generally prepopulates and automatically submits votes for all proxy matters in accordance with such Recommendations, subject to our ability to recall such automatically submitted votes. If the Proxy Service or Goldman Sachs Asset Management becomes aware that an issuer has filed, or will file, additional proxy solicitation materials sufficiently in advance of the voting deadline, we will generally endeavor to consider such information where such information is viewed as material in our discretion when casting its vote, which may, but need not, result in a change to the Recommendation, which may take the form of an override (as described below) or a revised Recommendation issued by the Proxy Service. We retain the responsibility for proxy voting decisions. We conduct an annual due diligence meeting with the Proxy Service to review the processes and procedures the Proxy Service follows when making proxy voting recommendations based on the Guidelines and to discuss any material changes in the services, operations, staffing or processes.

Our Portfolio Management Teams generally cast proxy votes consistently with the Guidelines and the Recommendations. Each Portfolio Management Team, however, may on certain proxy votes seek approval to diverge from the Guidelines or a Recommendation by following a process that seeks to ensure that override decisions are not influenced by any conflict of interest. As a result of the override process, different Portfolio Management Teams may vote differently for particular votes for the same company. In addition, the Global Stewardship Team may on certain proxy votes also seek approval to diverge from the Guidelines or a Recommendation and follow the override process described above that seeks to ensure these decisions are not influenced by any conflict of interest. In these instances, all shares voted are generally voted in the same manner.

Our clients who have delegated voting responsibility to us with respect to their account may from time to time contact their client representative if they would like to direct us to vote in a particular manner for a particular solicitation. We will use commercially reasonable efforts to vote according to the client’s request in these circumstances, however, our ability to implement such voting instruction will be dependent on operational matters such as the timing of the request.

While we seek to vote at all eligible shareholder meetings, from time to time, our ability to vote proxies may be affected by regulatory requirements and compliance, legal or logistical considerations. As a result, from time to time, we may determine that it is not practicable or desirable to vote at certain shareholder meetings.

We disclose our voting publicly each year in a filing with the US Securities and Exchange Commission and on our website for all Goldman Sachs Asset Management US registered mutual funds. We also generally disclose our voting publicly on a quarterly basis on our website for company proxies voted according to the Guidelines and Recommendations.

D. Conflicts of Interest

Goldman Sachs Asset Management has implemented processes designed to prevent conflicts of interest from influencing its proxy voting decisions. These processes include information barriers as well as the use of the Guidelines and Recommendations and the override process described above in instances when a Portfolio Management Team is interested in voting in a manner that diverges from the initial Recommendation based on the Guidelines. To mitigate perceived or potential conflicts of interest when a proxy is for shares of The Goldman Sachs Group Inc. or a Goldman Sachs Asset Management managed fund, we will generally instruct that such shares be voted in the same proportion as other shares are voted with respect to a proposal, subject to applicable legal, regulatory and operational requirement.

1 For purposes of this Policy, “Goldman Sachs Asset Management” or “we” includes, collectively, to the public investing businesses of the following legal entities to the extent applicable:

Goldman Sachs Asset Management, L.P.; Goldman Sachs Asset Management International; Goldman Sachs Hedge Fund Strategies LLC; GSAM Stable Value, LLC; Goldman Sachs Asset Management (Singapore) Pte. Ltd; Goldman Sachs Asset Management (Hong Kong) Limited.; Goldman Sachs Asset Management Co. Ltd.; Goldman Sachs Asset Management (India) Private Limited; GS Investment Strategies Canada Inc.; Goldman Sachs Asset Management Australia Pty Ltd; Goldman Sachs Services Private Limited.; Goldman Sachs Bank Europe SE; Goldman Sachs Asset Management Fund Services Limited; Aptitude Investment Management L.P.; Rocaton Investment Advisors, LLC; GSAM Strategist Portfolios, LLC; Goldman Sachs Asset Management B.V.; Goldman Sachs Asset Management Belgium S.A.; Goldman Sachs Towarzystwo Funduszy Inwestycyjnych S.A.; and Goldman Sachs Investment Management (Singapore) Ltd.